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PSCF1-1-499
                                  Chase Funds


                      Supplement Dated September 16, 1999
                                Investor Shares
                        Prospectus Dated April 30, 1999


Core Equity Fund
Equity Growth Fund

     Effective August 12, 1999, the Chase Core Equity Fund and the Chase Equity Growth Fund will convert to a master/feeder structure. As of that date, each of these two Funds will seek to achieve its investment objective by investing all of its investable assets in a newly-created "master portfolio" which has identical investment objectives and policies as the Fund. The Chase Manhattan Bank is the investment advisor to each master portfolio and Chase Bank of Texas, National Association is the sub-advisor to each master portfolio.


Small Capitalization Fund

     On page 54 of the prospectus, second sentence of the note following the "Annual Fund Operating Expenses" table should be replaced in its entirety by the following: "The actual Management fee is currently expected to be 0.52%, the Distribution Fees are expected to be 0.00%, Other expenses are expected to be 0.73% and Total annual Fund operating expenses are expected not to exceed 1.25%"



                                                                      CF2-36-999